Exhibit 23(h)(ii)(b)


                                    EXHIBIT A

THIS EXHIBIT A, dated October 1, 2009, is Exhibit A to that certain
Administration Agreement dated as of May 1, 2006 between Rodney Square
Management Corporation and WT Mutual Fund.
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
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Wilmington Short/Intermediate-Term Bond Fund                       Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Broad Market Bond Fund                                  Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Municipal Bond Fund                                     Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Multi-Manager Real Asset Fund                           Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Multi-Manager International Fund                        Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Multi-Manager Large-Cap Fund                            Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Small-Cap Strategy Fund                                 Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Prime Money Market Fund                                 Institutional Shares
                                                                   Service Shares
                                                                   W Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington U.S. Government Money Market Fund                       Institutional Shares
                                                                   Service Shares
                                                                   W Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Tax - Exempt Money Market Fund                          Institutional Shares
                                                                   W Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Aggressive Asset Allocation Fund                        Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------
------------------------------------------------------------------ --------------------------------------------------
Wilmington Conservative Asset Allocation Fund                      Institutional Shares
                                                                   A Shares
------------------------------------------------------------------ --------------------------------------------------



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